UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 8, 2014
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 8, 2014, FMC Corporation, a Delaware Corporation (“FMC” or the “Company”), entered into a definitive Share Purchase Agreement (the “Purchase Agreement”) with Auriga Industries A/S, a Denmark Aktieselskab (the “Seller”), Cheminova A/S, a Denmark Aktieselskab and a wholly owned subsidiary of the Seller (“Cheminova”). Pursuant to the terms and conditions set forth in the Purchase Agreement, FMC has agreed to acquire all of the outstanding equity of Cheminova from the Seller for an aggregate purchase price of 8,542,500,000 DKK or approximately $1.8 billion (the “Acquisition”).
The completion of the Acquisition is subject to certain closing conditions, including (i) the accuracy of limited fundamental representations of the other party, (ii) the approval of the Acquisition at the Extraordinary General Meeting by shareholders of the Seller representing a majority of the votes cast in respect of the approval, (iii) that there is no law or order which makes it illegal for the Seller to consummate, or prevents the Seller from consummating, the Acquisition, (iv) the expiration or termination of merger control statutes in applicable jurisdictions (including the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) and (v) in the case of FMC’s obligation to close, that there has not been a material adverse change in Cheminova’s business. Forskningsfondens Ejendomsselskab A/S, a Denmark Aktieselskab, which controls over 80% of the voting power of Seller, has irrevocably committed to voting in favor of the Acquisition at an Extraordinary General Meeting of the shareholders of Seller.
ITEM 8.01. OTHER EVENTS
On September 8, 2014, FMC issued a press release announcing the Acquisition and a related investor presentation. The press release and investor presentation are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Also, on September 8, 2014, in connection with the Purchase Agreement, FMC entered into a commitment letter (the “Commitment Letter”) with Citigroup Global Markets Inc. (collectively with certain of its affiliates, the “Commitment Party”). The Commitment Letter provides that, in connection with the Acquisition and subject to the conditions set forth in the Commitment Letter, the Commitment Party will commit to provide a $2 billion 364-day bridge term loan and, in certain circumstances, a $1.5 billion revolving credit facility to FMC. The commitment is subject to various conditions, including (i) the execution of definitive documentation and (ii) other customary closing conditions.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release of FMC Corporation, dated September 8, 2014
99.2	Investor Presentation, dated September 8, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: September 8, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of FMC Corporation, dated September 8, 2014
99.2	Investor Presentation, dated September 8, 2014